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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 2, 1998


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



                 0-28064                                77-0378215
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              (Commission                             (IRS Employer
              File Number)                          Identification No.)


            555 Broadway, Redwood City, CA                      94063
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       (Address of principal executive offices)               (Zip Code)


                                 (650) 568-6000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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The undersigned registrant hereby reports the following items related to the restatement of the Registrant's financial statements to reflect the acquisition of MatchLogic, Inc. ("MatchLogic") in a transaction accounted for as a pooling of interests:

ITEM 5:  OTHER EVENTS

(a)      SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

         See Exhibit 99.1 for the supplemental consolidated financial statements of Excite, Inc.

(b)      Exhibits.

         The following exhibits are filed herewith:

         23.1     Consent of Ernst & Young LLP, independent auditors

         23.2     Consent of Price Waterhouse LLP, independent accountants

         99.1 Excite, Inc. supplemental consolidated audited financial statements




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EXCITE, INC.




Date:  May 15, 1998                     By:    /s/ Robert C. Hood
                                               ------------------
                                               Robert C. Hood
                                               Executive Vice President,
                                               Chief Administrative Officer and
                                               Chief Financial Officer



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                               INDEX TO EXHIBITS

Exhibit
Number                            Description
------                            -----------

23.1            Consent of Ernst & Young LLP, Independent Auditors

23.2            Consent of Price Waterhouse LLP, Independent Accountants

99.1            Excite, Inc. Supplemental Consolidated Audited Financial
                Statements